UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

AT&T Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR VOTE IS IMPORTANT Votes submitted electronically must be received before the polls close on May 16, 2024. SCAN the QR code or visit envisionreports.com/att to vote your shares CALL 2024 ANNUAL MEETING – PROXY CARD 1-800-652-VOTE (8683) within the USA, US territories and Canada Attend the virtual meeting on May 16, 2024 at 3:30 p.m. Central time at meetnow.global/ATT2024. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED: 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Scott T. Ford 02 - Glenn H. Hutchins 03 - William E. Kennard 04 - Stephen J. Luczo 05 - Marissa A. Mayer 06 - Michael B. McCallister 07 - Beth E. Mooney 08 - Matthew K. Rose 09 - John T. Stankey 10 - Cynthia B. Taylor 11 - Luis A. Ubiñas THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3: For Against Abstain For Against Abstain 2. Ratification of the Appointment of Ernst & Young LLP as 3. Advisory Approval of Executive Compensation Independent Auditors THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 4 THROUGH 6: For Against Abstain For Against Abstain 4. Independent Board Chairman 5. Improve Clawback Policy for Unearned Pay for Each NEO 6. Report on Respecting Workforce Civil Liberties 1UPX 03XS7E

ATTEND YOUR VOTE the virtual meeting on MATTERS May 16, 2024 at 3:30 p.m. Have a voice Central time at Keep your account active meetnow.global/ATT2024. Stay informed SAVE PAPER To access the virtual meeting, you must enter AND TIME... the number in the blue box To receive future proxy on the reverse side. materials and other documents electronically, enroll at envisionreports.com/att. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING — MAY 16, 2024 The undersigned hereby appoints William E. Kennard, John T. Stankey and Pascal Desroches, and each of them, proxies, with full power of substitution, to vote all common shares of the undersigned in AT&T Inc. at the Annual Meeting of Stockholders to be held virtually on May 16, 2024, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting directions are not given with respect to the matters to be acted upon and the signed card is returned, it will be treated as an instruction to vote such shares in accordance with the Directors’ recommendations on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting. The Board of Directors recommends a vote FOR all nominees, FOR proposals 2 and 3, and AGAINST proposals 4 through 6 listed on the reverse side of this card (each of which is described in the proxy statement). The Board of Directors knows of no other matters that are to be presented at the meeting. Please sign below and return promptly in the enclosed envelope or, if you choose, you can submit your proxy by telephone, through the Internet or mail it to Computershare, PO Box 43115, Providence RI 02940-5106. This proxy card, when signed and returned, or your telephone or Internet proxy, will also constitute voting instructions to the (a) plan administrator for shares held on your behalf pursuant to The DirectSERVICE Investment Program (dividend reinvestment plan) and (b) plan administrator or trustee for shares held on your behalf under any of the following employee benefit plans: the AT&T Retirement Savings Plan; the AT&T Savings and Security Plan; the AT&T Puerto Rico Retirement Savings Plan; and the BellSouth Savings and Security Plan. Shares in the employee benefit plans, for which voting instructions are not received (uninstructed shares) will not be voted, subject to the trustee’s fiduciary obligations. To allow sufficient time for voting by the trustees and/or administrators of the plans, your voting instructions must be received by May 13, 2024. NON-VOTING ITEMS Change of Address — Please print new address below. AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO COUNT; PLEASE DATE AND SIGN BELOW. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.